UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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MapInfo Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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One Global View

Troy, NY 12180

January 6, 2006

Dear MapInfo Stockholder:

You are cordially invited to the annual meeting of stockholders of MapInfo Corporation, which will be held at MapInfo headquarters, located at One Global View, Troy, New York, on Thursday, February 16, 2006 at 9:30 a.m. local time. We look forward to greeting all of our stockholders who attend the meeting.

Details of the business to be conducted at the annual meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. Alternatively, you may vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you decide to attend the annual meeting, you will of course have the opportunity to vote in person.

Our best wishes for a happy new year!

Sincerely,

JOHNC. CAVALIER	MARK P. CATTINI
Chairman	President and Chief Executive Officer

MAPINFO CORPORATION

One Global View

Troy, New York 12180

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, February 16, 2006

The Annual Meeting of Stockholders of MapInfo Corporation, a Delaware corporation (the “Company”), will be held at MapInfo headquarters, located at One Global View, Troy, New York on Thursday, February 16, 2006 at 9:30 a.m., local time, to consider and act upon the following matters:

1.	To elect six directors to serve for the ensuing year.

2.	To approve an amendment to the Company’s 2005 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 350,000 from 400,000 to 750,000.

3.	To approve an amendment to the Company’s 1993 Director Stock Option Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 150,000 shares, from 497,500 to 647,500.

4.	To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the current fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on December 20, 2005 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

JASON W. JOSEPH

Secretary

Troy, New York

January 6, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

MAPINFO CORPORATION

One Global View

Troy, NY 12180

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MapInfo Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, February 16, 2006 and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholder’s instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

At the close of business on December 20, 2005, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were outstanding and entitled to vote an aggregate of 20,886,006 shares of common stock, $0.002 par value per share, of the Company (the “Common Stock”). Stockholders are entitled to one vote per share.

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, without exhibits, was mailed to stockholders, along with these proxy materials, on or about January 6, 2006. The Company will provide copies of the exhibits to the Annual Report on Form 10-K without charge upon request.

Votes Required

The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the election. The amendments to the 2005 Stock Incentive Plan and the 1993 Director Stock Option Plan, and the ratification of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the current fiscal year must be approved by a majority of the votes cast on the matter.

Shares that abstain from voting as to a particular matter and shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter (a “broker non-vote”) will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, an abstention or a broker non-vote on a matter that requires the affirmative vote of a plurality or a certain percentage of the shares present and voting on the matter, such as the election of directors, the amendments to the 2005 Stock Incentive Plan and the 1993 Director Stock Option Plan, and the ratification of the Company’s registered independent public accountants has no effect on the voting on such matter.

Stockholders may vote by any one of the following means:

•	by mail
•	by telephone (toll-free)
•	over the Internet
•	in person at the meeting

To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed stamped envelope. No postage is necessary if mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions on voting your shares.

Beneficial Ownership of Common Stock

The following table sets forth certain information, as of October 31, 2005, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation” below and (iv) all directors and executive officers of the Company as of October 31, 2005 as a group:

Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (2)
Cannell Capital LLC (3)	2,043,216	9.8%
Kopp Investment Advisors LLC (4)	1,596,034	7.7%
Westport Asset Management, Inc. /Westport Advisors LLC (5)	1,150,435	5.5%
Mark P. Cattini (6)	316,785	1.5%
Michael J. Hickey (7)	174,993	*
John C. Cavalier (8)	161,646	*
George C. Moon (9)	94,919	*
K. Wayne McDougall (10)	86,196	*
Joni Kahn (11)	63,750	*
Robert P. Schechter (12)	42,250	*
Thomas L. Massie (13)	30,000	*
Simon J. Orebi Gann (14)	15,000	*
All directors and executive officers as a group (12 persons) (15)	1,101,943	5.0%

*	Less than 1%

(1)	The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options held by the person in question relates to stock options which were exercisable on or within 60 days after October 31, 2005. Unless otherwise indicated, the address of each stockholder is c/o MapInfo Corporation, One Global View, Troy, NY 12180.
(2)	Percentage of Common Stock Outstanding is based on 20,806,700 shares outstanding as of October 31, 2005 plus any shares subject to options held by the person or entity in question which were exercisable on or within 60 days after October 31, 2005.

(3)	Cannell Capital LLC (“Cannell”) with a business address of 150 California Street, San Francisco, CA 94111, beneficially owned 2,043,216 shares as of September 30, 2005. Cannell had sole voting power over 1,682,568 shares and shared voting power over 360,648 shares. The information in this Note 3 is based solely on information provided by Cannell on December 6, 2005.
(4)	Kopp Investment Advisors LLC (“Kopp”), with a business address of 7701 France Avenue South, Suite 500, Edina, MN 55435, owned 1,596,034 shares as of September 30, 2005. Kopp had sole voting power over 750,000 shares, shared voting power over 553,659 shares and no voting power over 292,375 shares. The information in this Note 4 is based solely on the Form 13F Holdings Report filed by Kopp on October 28, 2005.
(5)	Westport Asset Management, Inc./Westport Advisers LLC (“Westport”), with a business address of 253 Riverside Avenue, Westport, CT 06880, beneficially owned 1,150,435 shares as of September 30, 2005. Westport had sole voting power over 1,096,800 shares, shared voting power over 13,635 shares and no voting power over 40,000 shares. The information in this Note 5 is based solely on the Form 13F Combined Holdings Report filed by Westport on November 7, 2005.
(6)	Includes 316,601 shares subject to stock options held by Mr. Cattini.
(7)	Includes 153,918 shares subject to stock options held by Mr. Hickey. Also includes 2,483 shares subject to stock options and 3,565 shares of stock held by Mr. Hickey’s spouse, as to which options and shares Mr. Hickey disclaims beneficial ownership.
(8)	Includes 161,146 shares subject to stock options held by Mr. Cavalier.
(9)	Includes 88,158 shares subject to stock options held by Mr. Moon.
(10)	Includes 75,364 shares subject to stock options held by Mr. McDougall.
(11)	Consists of 63,750 shares subject to stock options held by Ms. Kahn.
(12)	Includes 41,250 shares subject to stock options held by Mr. Schechter and 1,000 shares of stock held by Mr. Schechter and his spouse in joint tenancy.
(13)	Consists of 30,000 shares subject to stock options held by Mr. Massie.
(14)	Consists of 15,000 shares subject to stock options held by Dr. Orebi Gann.
(15)	Includes the shares described in Notes 6 through 14 above.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The persons named in the proxy will vote to elect as directors the six nominees named below unless authority to vote for the election of any or all of them is withheld by marking the proxy to that effect. The Board of Directors has fixed the number of directors following the Annual Meeting at six. All of the nominees are currently directors of the Company. Each nominee who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has indicated his or her willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, the proxies may vote for a substitute nominee designated by the Board of Directors.

The following table sets forth the name and age of each nominee, his or her position, if any, with the Company, principal occupation and business experience during the past five years, directorships in other publicly-held corporations and the first year of service as a director of the Company:

Names, Offices and Positions with the Company, Principal Occupation and Directorships	Age	First Became a Director
Mark P. Cattini	44	2001

Mr. Cattini has served as a director of the Company since February 2001. He has served as President and Chief Executive Officer of the Company since January 2001 and was President and Chief Operating Officer from July 2000 to December 2000. From January 1999 to July 2000, he served as Vice President and General Manager of Europe and Americas Sales.

John C. Cavalier	66	1996

Mr. Cavalier has served as Chairman of the Board of Directors of the Company since February 2002. He was Co-Chairman from January 2001 to February 2002. He served as Chief Executive Officer of the Company from November 1996 to December 2000 and served as President and Chief Executive Officer of the Company from November 1996 to July 2000. Mr. Cavalier serves as a board member and advisor to four private companies.

Joni Kahn	50	2000

Ms. Kahn has served as a director of the Company since June 2000. Ms. Kahn joined BearingPoint, Inc., a global management and technology consulting firm in December 2005 as Executive Vice President. From December 2004 to November 2005 she was Senior Vice President, Worldwide Professional Services and from October 2002 to November 2004 she was Group Vice President of Worldwide Professional Services for Business Objects, a provider of business intelligence solutions. Ms. Kahn was co-founder and, from March 2000 to September 2002, Chief Customer Officer, of Brience, a wireless technology company.

Thomas L. Massie	44	2003

Mr. Massie has served as a director of the Company since March 2003. Since 2000, he has been President and Chief Executive Officer of Bridgeline Software, a developer of proprietary content management software and custom web applications. From 1991 to 2000, Mr. Massie was founder, Chairman and Chief Executive Officer of FOCUS Enhancements, a publicly held developer of video conversion ASIC chip technology.

Simon J. Orebi Gann	55	2004

Dr. Orebi Gann has served as a director of the Company since April 2004. He joined BP in March of 2000 and is currently Strategic Resources Director—Gas, Power & Renewables and Integrated Supply and Trading. From November 1996 to March 2000 he was Managing Director of Technology and Business Strategy for the London International Financial Futures and Options Exchange.

Robert P. Schechter	57	2002

Mr. Schechter has served as a director of the Company since May 2002. He has been President and Chief Executive Officer of NMS Communications, a provider of voice, video and data services on wireless and wireline networks, since April 1995 and Chairman since 1996. He also serves on the board of directors of Avici Systems, Inc., Moldflow Corporation and Unica Corporation.

INFORMATION RELATING TO THE BOARD OF DIRECTORS

AND CERTAIN OF ITS COMMITTEES

Board and Committee Meetings

The Board of Directors has responsibility for establishing broad corporate policies and reviewing the Company’s overall performance rather than day-to-day operations. The Board of Directors’ primary responsibility is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The Board of Directors reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It evaluates the performance of the Company and its senior executives, as well as the overall effectiveness of the Board of Directors and its committees. Management keeps the directors informed of the Company’s activities through regular written reports and presentations at board and committee meetings.

The Company’s Corporate Governance Guidelines provide that directors are responsible for attending Board meetings and meetings of committees on which they serve, and that directors are encouraged to attend the annual meeting of stockholders. The Board of Directors met five times during fiscal 2005 and also acted by written consent four times. Additionally, the independent directors met three times during fiscal 2005. Each current director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which he or she then served. Messrs. Cattini, Cavalier, Massie, Dr. Orebi Gann and Ms. Kahn attended the 2005 Annual Meeting of Stockholders.

The Board of Directors has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the Governance section of the Investor Relations section of the Company’s website, www.mapinfo.com. The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market that are applicable to the Company, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market for Audit Committee membership.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s registered independent accounting firm;
•	overseeing the work of the Company’s registered independent public accountants, including through the receipt and consideration of certain reports from the Company’s registered independent accounting firm;
•	reviewing and discussing with management and the registered independent public accountants the Company’s annual and quarterly financial statements and related disclosures;
•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	overseeing the Company’s internal audit function;
•	discussing the Company’s risk management policies;

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with the Company’s internal auditing staff, registered independent public accountants and management; and
•	preparing the audit committee report required by SEC rules.

The Board of Directors has determined that Robert Schechter is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met six times during fiscal 2005 and acted by written consent two times. Since February 17, 2005, the members of the Audit Committee are Messrs. Schechter and Massie and Ms. Kahn.

Compensation Committee

The Company has a standing Compensation Committee of the Board of Directors, which annually reviews and approves corporate goals and objectives relevant to CEO compensation, determines the CEO’s compensation, and reviews and approves the compensation of the Company’s other executive officers. Additionally, the Compensation Committee oversees and administers the Company’s cash and equity incentive plans and may grant stock options to all officers of the Company who are persons required to file reports (“Reporting Persons”) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Committee also makes recommendations to the Board with respect to director compensation. The Compensation Committee held one meeting and acted by written consent two times during fiscal 2005. Since February 17, 2005, the members of the Compensation Committee are Ms. Kahn, Mr. Massie and Dr. Orebi Gann. The Company’s Board of Directors has adopted a Compensation Committee Charter.

Nominating and Corporate Governance Committee

The Company has established a Nominating and Corporate Governance Committee that has the authority to identify individuals qualified to become board members and provide recommendations to the Board regarding potential new directors. This Committee also has the authority to develop and recommend to the Board a set of corporate governance principles applicable to the Company and to oversee the evaluation of the Board and management. The Nominating and Corporate Governance Committee held one meeting during fiscal 2005 and acted by written consent one time. The Committee members during fiscal 2005 were Mr. Massie, Dr. Orebi Gann and Ms. Kahn. The Company’s Board of Directors has adopted a Nominating and Corporate Governance Committee Charter.

Determination of Independence

The Company’s Common Stock is listed on the NASDAQ Stock Market. Under applicable NASDAQ rules, a majority of the Board must be comprised of independent directors. NASDAQ defines “independent director” as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that none of Messrs. Massie and Schechter, Dr. Orebi Gann or Ms. Kahn has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as determined under current NASDAQ rules.

Director Candidates

The Nominating and Corporate Governance Committee continually seeks to identify and evaluate candidates for nomination to the Board and are authorized to engage third-party advisors to assist the Committee with this responsibility. In addition, the Nominating and Corporate Governance Committee will consider recommendations for director nominations made by stockholders of the Company and will evaluate any such recommendations on a basis consistent with any other candidates for nomination. Recommendations should be mailed to MapInfo Corporation, Attention: Secretary. While the Board has not established any specific minimum qualifications for director nominees, the backgrounds and qualifications of the directors and any potential nominees considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply criteria set forth in the Company’s Corporate Governance Guidelines. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. To be considered for nomination, any potential director candidate should be able to serve for five years before reaching the age of 75.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board should nominate a stockholder-recommended candidate, said candidate’s name shall appear on the proxy card along with the other nominated directors. Stockholders also have the right under the Company’s bylaws to directly nominate director candidates, without any action or recommendation on the part of the Committee or the Board, by following the procedures set forth under the Stockholder Proposals section on Page 30 of this Proxy Statement. The name of a directly nominated candidate will not appear on the proxy card.

Communications with the Independent Directors

In the event that the stockholders of the Company seek to communicate directly with members of the Board, the Chairperson of the Nominating and Corporate Governance Committee is primarily responsible for monitoring communications from stockholders and provides copies or summaries of such communications to the other directors as he considers appropriate. Stockholders who wish to send communications to the Board should address such communications to the Board of Directors c/o Corporate Secretary, MapInfo Corporation, One Global View, Troy, NY 12180.

Code of Business Conduct and Ethics

The Company has adopted a written Code of Business Conduct and Ethics that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted a current copy of the code in the Governance section of the Investor Relations section on its website which is located at

www.mapinfo.com. In addition, the Company intends to post on its website all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of the code.

Corporate Governance Guidelines

The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, new SEC rules and regulations and the new listing standards of NASDAQ. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the Corporate Governance Guidelines, committee charters and Code of Business Conduct and Ethics are available in the Governance section of the Investor Relations section which is located on the Company’s website at www.mapinfo.com. Alternatively, you can request a copy of any of these documents by writing to MapInfo Corporation, Attention: Secretary.

The Corporate Governance Guidelines, which provide a framework for the conduct of the Board’s business, provide, among other things, that:

•	the principal responsibility of the directors is to oversee the management of the Company;
•	directors have an obligation to become and remain informed about the Company and its business;
•	directors are expected to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders;
•	a majority of the members of the Board shall be independent directors;
•	the independent directors shall meet at least twice a year in executive session; and
•	directors have full and free access to management and, as necessary and appropriate, independent advisors.

Director Compensation

Effective February 17, 2005, under the Company’s 1993 Director Stock Option Plan (the “Director Option Plan”), each director who was not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a non-statutory option to purchase 20,000 shares of Common Stock at an exercise price which is equal to the fair market value of the Common Stock on the date of grant. The Director Option Plan also allows the Company to grant options to non-employee directors on a discretionary basis. Pursuant to the Director Option Plan, in fiscal 2005, Ms. Kahn, Mr. Massie, Dr. Orebi Gann and Mr. Schechter each received, on the annual meeting date of February 17, 2005, an option to purchase 20,000 shares of Common Stock at an exercise price of $12.75 per share. In addition, each director who is not also an employee of the Company or any subsidiary of the Company receives a retainer of $10,000 per year for serving on the Board of Directors, plus $1,500 for attendance at each quarterly meeting of the Board of Directors and $1,000 for each board meeting other than the regular quarterly meetings. Additionally, the Chairperson of the Audit Committee receives an annual retainer of $10,000 and the Chairpersons of the Compensation and Nominating and Corporate Governance Committees receive an annual retainer of $5,000 each for their service on these committees. No fees are paid for attendance at committee meetings.

Executive Compensation

Summary Compensation

The following table sets forth certain information concerning the compensation earned in each of the last three fiscal years by (i) the Company’s Chief Executive Officer during fiscal 2005, and (ii) the Company’s four most highly compensated executive officers other than the Chief Executive Officer during fiscal 2005 who were serving as executive officers of the Company on September 30, 2005 and whose salary and bonus during fiscal 2005 exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation (1)					Long-Term Compensation Awards
Name and Principal Position (2)	Year	Salary ($)		Bonus ($) (3)		Securities Underlying Options (#) (4)	All Other Compensation ($)
Mark P. Cattini President and Chief Executive Officer	2005 2004 2003	370,000 330,000 300,000		444,000 462,000 388,904		100,000 125,000 45,000	7,000 6,500 6,000	(5)

Michael J. Hickey Chief Operating Officer	2005 2004 2003	245,000 230,000 215,952		278,320 322,000 276,383		25,000 20,000 20,000	7,000 6,500 6,675	(5)

George C. Moon Chief Technology Officer	2005 2004 2003	257,657 220,542 195,403	(8) (8)	181,907 209,515 145,755	(8) (8)	11,250 11,250 11,250	2,559 2,363 2,166	(7)(8) (8) (8)

John C. Cavalier Chairman	2005 2004 2003	200,000 180,000 165,000		245,000 252,000 —		75,000 100,000 —	35,000 38,934 39,836	(6)

K. Wayne McDougall Vice President and Chief Financial Officer	2005 2004 2003	225,000 187,160 138,910		173,250 175,752 97,500		25,000 25,000 20,000	7,000 6,500 6,624	(5)

(1)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for such year.
(2)	Principal position as of September 30, 2005.
(3)	Represents amounts earned under the Company’s incentive compensation programs.
(4)	Reflects the grant of options to purchase Common Stock. The Company has never granted any stock appreciation rights.
(5)	Represents the Company’s contribution to the employee’s 401(k) account.
(6)	Represents payment of life insurance premiums in accordance with Mr. Cavalier’s employment contract.

(7)	Represents the Company’s contribution to the employee’s Canadian RRSP account.
(8)	Represents Canadian dollars converted to US dollars with exchange rate at end of each fiscal year: 2005 exchange rate = .85317; 2004 exchange rate = .78765; 2003 exchange rate = ..73391.

Option Grants, Exercises and Year-End Values

The following tables set forth certain information concerning option grants and exercises by the Named Executive Officers during fiscal year ended September 30, 2005 and the number and value of the unexercised options held by such persons on September 30, 2005.

OPTION GRANTS IN THE LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (2)
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
Mark P. Cattini	100,000	(1)	16.4%	$9.71	11/2/09	$268,269	$592,805
Michael J. Hickey	25,000	(1)	4.1%	$9.71	11/2/09	$67,067	$148,201
George Moon	11,250	(1)	1.9%	$9.28	11/11/09	$28,844	$63,737
John C. Cavalier	75,000	(1)	12.3%	$9.71	11/2/09	$201,202	$444,604
K. Wayne McDougall.	25,000	(1)	4.1%	$9.71	11/2/09	$67,067	$148,201

(1)	Each option has a five-year term and vests over a four-year period, with one quarter vesting after the first year and the remaining portions vesting in equal monthly installments.
(2)	Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. Because the exercise price of each option represents the fair market value of the Common Stock on the grant date, no gain to the optionee is possible without an appreciation in stock price, which will benefit all stockholders commensurately.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Mark P. Cattini	0	—	272,205/210,167	$989,038/$399,845
Michael J. Hickey	0	—	143,241/45,208	$582,468/$170,205
George Moon	0	—	83,002/22,498	$439,276/$ 93,187
John C. Cavalier	80,000	$601,045	134,583/129,167	$742,636/$366,001
K. Wayne McDougall	0	—	64,061/55,000	$348,844/$226,693

(1)	Based on the fair market value of the Common Stock on September 30, 2005 ($12.25), less the option exercise price.

Certain Employment Agreements

In October 2003, (with Amendment No. 1 dated May 6, 2005) the Company entered into an employment agreement with Mr. Cattini (the “Cattini Agreement”). Under the Cattini Agreement, Mr. Cattini is employed by the Company as President and Chief Executive Officer for a term commencing October 1, 2003, and ending September 30, 2006. The Cattini Agreement will automatically extend for a period of one year following the expiration unless one year advance written notice is given by either party, which notice has not been given. For fiscal 2005 the Board of Directors set Mr. Cattini’s annual base salary at $370,000 per annum and he was eligible to receive incentive compensation of up to 75% of his annual base salary, payable quarterly, based on achieving targeted Company objectives and additional compensation of up to 150% of base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Cattini’s approved incentive compensation plan. During the term of the Cattini Agreement, Mr. Cattini’s base salary and annual incentive compensation target may be adjusted from time to time as approved by the Company’s Board of Directors. In the event that Mr. Cattini’s employment is terminated for a reason other than cause, Mr. Cattini shall be reimbursed up to $150,000 for the receipted expenses of moving his household and family from New York to the United Kingdom. Additionally, if Mr. Cattini terminates his employment for good reason, as defined in the Cattini Agreement, he will receive a lump sum payment equivalent to his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding three-year period. Upon a change in control of the Company in which Mr. Cattini is not the surviving CEO or is offered a position not acceptable to him, the controlling company shall pay Mr. Cattini as severance a lump-sum payment equivalent to two times his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding five-year period, the Company shall continue for a two-year period Mr. Cattini’s life and health insurance, and all unexpired and unvested stock options to purchase Common Stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Cattini’s employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If Mr. Cattini terminates the agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Cattini of a general release in favor of the Company.

In October 2003, (with Amendment No. 1 dated May 6, 2005) the Company entered into an Employment Agreement with Mr. Hickey (the “Hickey Agreement”). Under the Hickey Agreement, Mr. Hickey is employed by the Company as Chief Operating Officer, for a term commencing October 1, 2003 and ending September 30, 2006. The Hickey Agreement will automatically extend for a period of one year following the expiration unless one year advance written notice is given by either party, which notice has not been given. For fiscal 2005 the Company’s Board of Directors set Mr. Hickey’s annual base salary at $245,000 and he is eligible to receive incentive compensation of 74% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 140% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Hickey’s approved incentive compensation plan. During the term of the Hickey Agreement, Mr. Hickey’s base salary and annual incentive compensation target may be adjusted from time to time as approved by the Company’s Board of Directors. In the event that Mr. Hickey terminates his employment for good reason, as defined in the Hickey Agreement, he will receive a lump sum payment equivalent to his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding three-year period. Upon any change in control of the Company where Mr. Hickey is not the surviving Chief Operating Officer or is offered a position not acceptable to him, the controlling company shall pay Mr. Hickey as severance a lump-sum payment equivalent to two times his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding five-year period, the Company shall continue for a period of two years Mr. Hickey’s life and health insurance, and all unexpired and unvested stock options to purchase Common Stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Hickey’s employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If Mr. Hickey terminates his agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Hickey of a general release in favor of the Company.

In October 2003, (with Amendment No. 1 dated May 6, 2005) the Company entered into an Employment Agreement with Mr. Moon (the “Moon Agreement”). Under the Moon Agreement, Mr. Moon is employed by the Company as Chief Technology Officer, for a term commencing October 1, 2003 and ending September 30, 2006. The Moon Agreement will automatically extend for a period of one year following the expiration unless one year advance written notice is given by either party, which notice has not been given. For fiscal 2005 the Company’s Board of Directors set Mr. Moon’s annual base salary at $241,600 and he was eligible to receive incentive compensation of 34% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 95% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Moon’s approved incentive compensation plan. During the term of the Moon Agreement, Mr. Moon’s base salary and annual incentive compensation target may be adjusted from time to time as approved by the Company’s Board of Directors. If Mr. Moon terminates his employment for good reason, as defined in the Moon Agreement, he will receive a lump sum payment equivalent to his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding three-year period. Upon any change in control of the Company where Mr. Moon is not the surviving Chief Technology Officer or is offered a position not acceptable to him, the controlling company shall pay Mr. Moon as severance a lump-sum payment equivalent to two times his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding five-year period, the Company shall continue for a period of two years Mr. Moon’s life and health insurance, and all unexpired and unvested stock options to purchase Common Stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Moon’s employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If Mr. Moon terminates his agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Moon of a general release in favor of the Company.

In October 2003, (with Amendment No. 1 dated May 6, 2005) the Company entered into an Employment Agreement with Mr. Cavalier (the “Cavalier Agreement”). Under the Cavalier Agreement, Mr. Cavalier is employed by the Company as Chairman, for a term commencing October 1, 2003 and ending December 30, 2006. The Cavalier Agreement will automatically extend for a period of one year following the expiration unless one year advance written notice is given by either party, which notice has not been given. For fiscal 2005 the Company’s Board of Directors set Mr. Cavalier’s annual base salary at $200,000 and he is eligible to receive incentive compensation of 75% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 150% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. Cavalier’s approved incentive compensation plan. During the term of the Cavalier Agreement, Mr. Cavalier’s base salary and annual incentive compensation target may be adjusted from time to time as approved by the Company’s Board of Directors. Under the Cavalier Agreement, the Company shall purchase additional medical, disability, life insurance and/or fringe benefit programs of Mr. Cavalier’s choosing up to a maximum amount of $40,000 annually. If Mr. Cavalier terminates his employment for good reason, as defined in the Cavalier Agreement, he will receive a lump sum payment equivalent to his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding three-year period. Upon any change in control of the Company where Mr. Cavalier is not the surviving Chairman or is offered a position not acceptable to him, the controlling company shall pay Mr. Cavalier as severance a lump-sum payment equivalent to two times his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding five-year period, the Company shall continue for a period of two years Mr. Cavalier’s life and health insurance, and all unexpired and unvested stock options to purchase Common Stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. Cavalier’s employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If Mr. Cavalier terminates the agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. Cavalier of a general release in favor of the Company.

In October 2003, (with Amendment No. 1 dated May 6, 2005) the Company entered into an Employment Agreement with Mr. McDougall (the “McDougall Agreement”). Under the McDougall Agreement, Mr. McDougall is employed by the Company as Vice President and Chief Financial Officer, for a term commencing October 1, 2003 and ending September 30, 2006. The McDougall Agreement will automatically extend for a period of one year following the expiration unless one year advance written notice is given by either party, which notice has not been given. For fiscal 2005, the Company’s Board of Directors set Mr. McDougall’s annual base salary at $225,000 and he is eligible to receive incentive compensation of 50% of his annual base salary, payable quarterly, upon achievement of certain targeted Company objectives and additional compensation of up to 95% of annual base salary for achieving above targeted objectives as outlined each fiscal year in Mr. McDougall’s approved incentive compensation plan. During the term of the McDougall Agreement, Mr. McDougall’s base salary and annual incentive compensation target may be adjusted from time to time as approved by the Company’s Board of Directors. In the event that Mr. McDougall terminates his employment for good reason, as defined in the McDougall Agreement, he will receive a lump sum payment equivalent to his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding three-year period. Upon any change in control of the Company where Mr. McDougall is not the surviving Vice President and Chief Financial Officer or is offered a position not acceptable to him, the controlling company shall pay Mr. McDougall as severance a lump-sum payment equivalent to two times his highest annual remuneration (consisting of base salary and actual incentive compensation) achieved during the immediately preceding five-year period, the Company shall continue for a period of two years Mr. McDougall’s life and health insurance, and all unexpired and unvested stock options to purchase Common Stock of the Company shall be exercisable immediately as of the date of such change in control. If Mr. McDougall’s employment is terminated by the Company for cause, the Company shall pay his full base salary through the date of termination at the rate in effect at the time the notice is given and any incentive compensation earned through the date of termination. If Mr. McDougall terminates his agreement by resigning prior to the conclusion of its term, he shall receive a payment equal to six months of his then current base salary. In all events related to termination/separation, payment is conditioned upon the execution by Mr. McDougall of a general release in favor of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of reports filed by Reporting Persons pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 2005 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, except that Mr. Bert Tobin, the Company’s Executive Vice President of Human Resources, filed a late Form 5 on November 15, 2005 reporting the purchase of 500 shares of the Company’s stock by his spouse in January 2002. Mr. Tobin disclaims beneficial ownership of such shares.

Compensation Committee Interlocks and Insider Participation

Mr. Massie, Ms. Kahn and Dr. Orebi Gann all served as members of the Compensation Committee during fiscal 2005. From November 2000 until February 14, 2005, Mr. Cavalier served as chairman of the board of directors of Bridgeline Software, a privately held company of which Mr. Massie is President and CEO and which does not have a compensation committee. Mr. Cavalier resigned from the Bridgeline Software board on February 14, 2005.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee. The Company’s executive compensation program, consisting of base salaries, bonus awards and stock option grants, is designed to attract, retain and reward executives who are responsible for leading the Company in achieving its business objectives. The Compensation Committee establishes the compensation of the Chief Executive Officer. All decisions regarding the compensation of other executive officers, including the Chairman, were approved by the Compensation Committee and then reviewed by the outside independent directors.

Compensation Philosophy

The Company’s executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified employees. The Company’s policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

In executing its compensation policy, the Company seeks to relate compensation with the Company’s financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to the performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and the Compensation Committee applies judgment in reconciling the program’s objectives with the realities of retaining valued employees.

In addition, during fiscal 2004, (with amendment dated May 6, 2005) the Company entered into employment agreements with its executives. These agreements include provisions designed to reinforce and encourage the continued employment and dedication of these executives to provide their expertise and contribute to the successful operation and growth of the Company as well as provisions that apply in the event of a change in control of the Company.

Executive Compensation Program

Annual compensation for the Company’s executives consists of three principal elements — base salary, cash bonus awards and stock options.

Base Salary

In setting the annual cash compensation for Company executives, the Compensation Committee reviews and considers compensation for comparable positions in a group of software companies selected by the Committee for comparison purposes, software industry compensation surveys, historical compensation levels of executives, reports of outside compensation consulting firms and the terms of any applicable employment agreement. The Compensation Committee and the Board also compare the Company’s pay practices with other software companies through review of survey and proxy data.

Increases in annual base salary are based on a subjective review and evaluation of the performance of the operation or activity for which the executive has responsibility, the impact of that operation or activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside the Company. The Compensation Committee does not assign any particular weight to these factors or use any objective formula for determining base salaries.

Cash Bonus Awards

The cash bonus awards for each executive are tied to targets established in employment agreements and financial and other performance objectives and targets, fixed by the Board of Directors for the Chief Executive

Officer, and by the Chief Executive Officer for the other executive officers. During fiscal 2005, bonus awards were based on the Company’s achievement of the Board-approved financial goals.

Equity Ownership

Total compensation at the executive level also includes long-term incentives afforded by stock options. The purpose of the Company’s stock option program is to (i) reinforce the mutuality of long-term interests between employees and the stockholders and (ii) assist in the attraction and retention of executives, key managers and individual contributors who are essential to the Company’s success.

The Company’s stock option program includes multi-year vesting periods to optimize the retention value of these options and to orient the Company’s executives and managers to longer-term success. During fiscal 2005, options granted to executives provided for one-quarter vesting after one year from the date of grant and the remaining portion vesting at the end of each succeeding month at the rate of 1/48 of the original number of options per month until fully vested after four years, with unvested options immediately terminating upon an employee leaving the Company, except as set forth in the executive’s employment agreement. The size of the stock option awards is generally intended to reflect the significance of the recipient’s current and anticipated contributions to the Company. The exercise price of options granted by the Company is 100% of the fair market value per share on the date of grant. A recipient’s existing equity interest in the Company generally is taken into account when determining the size of an option grant. The Company also has an employee stock purchase plan, which is available to employees who work at least 25 hours per week, except in jurisdictions where such limitation is unlawful, including executives but exclusive of any employee who owns, or would own after purchase under this plan, 5% or more of the total combined voting power or value of the stock of the Company or of any subsidiary. Such plan generally permits employees to purchase shares at a discount of 15% from the lesser of the fair market value at the beginning or end of an offering period.

In fiscal 2005, pursuant to the 2002 Stock Incentive Plan, Mr. Cattini, the Company’s President and Chief Executive Officer, received an option to purchase 100,000 shares of Common Stock at an exercise price of $9.71 per share; Mr. Cavalier, the Company’s Chairman, received an option to purchase 75,000 shares of Common Stock at an exercise price of $9.71 per share; Mr. Hickey, the Company’s Chief Operating Officer, received an option to purchase 25,000 shares of Common Stock at an exercise price of $9.71 per share; Mr. Moon, the Company’s Chief Technology Officer, received an option to purchase 11,250 shares of Common Stock at an exercise price of $9.28 per share; and Mr. McDougall, the Company’s Vice President and Chief Financial Officer, received an option to purchase 25,000 shares of Common Stock at an exercise price of $9.71 per share.

Chief Executive Officer Fiscal 2005 Compensation

Mr. Cattini served as Chief Executive Officer of the Company during 2005. The Compensation Committee set Mr. Cattini’s base salary at $370,000, which was considered to be in the mid-range of marketplace competitive standards. Mr. Cattini was also awarded a bonus of $444,000 for fiscal 2005 based upon the achievement of the Board-approved financial objectives. Additionally, based upon the Compensation Committee’s subjective determination of Mr. Cattini’s value to the Company, including his current and anticipated contributions and expertise, and taking into account Mr. Cattini’s current stock and option holdings and the amount of his fiscal 2005 cash bonus, Mr. Cattini received options to purchase an aggregate of 100,000 shares of Common Stock.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

The Compensation Committee periodically reviews the potential consequences of Section 162(m) of the Internal Revenue Code (the “Code”) and may structure the performance-based portion of its executive compensation in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company’s equity plans will be treated as qualified performance-based compensation for purposes of Section 162(m). The Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the stockholders, after taking into account changing business conditions or the officer’s performance.

Joni Kahn, Chairperson of the Compensation Committee

Thomas L. Massie

Simon J. Orebi Gann

COMPARATIVE STOCK PERFORMANCE

The following graph compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. & Foreign Companies) (the “CRSP Nasdaq Index”) and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the “CRSP Computer & Data Index”). This graph assumes the investment of $100 on September 30, 2000 in the Company’s Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are September 30, 2000, 2001, 2002, 2003, 2004 and 2005.

	Sept. 29, 2000	Sept. 28, 2001	Sept. 30, 2002	Sept. 30, 2003	Sept. 30, 2004	Sept. 30, 2005
MapInfo Corporation	$100	$23	$13	$31	$34	$39
CRSP Nasdaq Index	$100	$41	$32	$49	$52	$59
CRSP Computer & Data Index	$100	$36	$28	$42	$43	$49

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of September 30, 2005:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	3,423,820	$11.09	593,522
Equity compensation plans not approved by security holders	—	—	—

Total	3,423,820	$11.09	593,522

(1)	Excludes shares issuable under the Company’s 1993 Employee Stock Purchase Plan in connection with the current offering period which began September 1, 2005 and ends February 28, 2006.
(2)	Includes 320,738 shares issuable under the Company’s 1993 Employee Stock Purchase Plan. Also includes 217,166 shares issuable under the Company’s 2005 Stock Incentive Plan and 55,618 shares issuable under the Company’s 1993 Director Stock Option Plan, but does not include the additional 350,000 shares that would be available for issuance under the 2005 Stock Incentive Plan if Proposal No. 2 is approved at the Annual Meeting or the additional 150,000 shares that would be available for issuance under the 1993 Director Stock Option Plan if Proposal No. 3 is approved at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended September 30, 2005 and discussed these financial statements with the Company’s management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by the Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company’s registered independent public accountants.

The Company’s registered independent public accountants also provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the registered independent public accountants the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the registered independent public accountants’ provision of the other, non-audit related services to the Company which are referred to in this proxy statement under the section entitled “Proposal No. 4—Ratification of Selection of Registered Independent Public Accountants,” is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the registered independent public accountants, and its review of the representations and information provided by management and the registered independent public accountants, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

Robert P. Schechter, Chairperson of the Audit Committee

Joni Kahn

Thomas L. Massie

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO 2005

STOCK INCENTIVE PLAN

The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. As of October 31, 2005, 217,166 shares were available for future Awards (as defined below) under the Company’s 2005 Stock Incentive Plan (the “2005 Plan”). The 2005 Plan, which was approved by the stockholders at the February 17, 2005 annual meeting, authorized the issuance of 400,000 shares of Common Stock plus any shares that remain available for future issuance under or that may be returned to the Company’s 1993 Stock Incentive Plan and the 2002 Stock Incentive Plan (together, the “Existing Plans”), not to exceed 1,700,000 shares that may be available for issuance under the 2005 Plan. As of September 30, 2005, a total of 93,153 such shares have been transferred to the 2005 Plan from the Existing Plans. Accordingly, on December 13, 2005, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the 2005 Plan that increased from 400,000 to 750,000 (plus any shares that may be returned to the Existing Plans, not to exceed 1,700,000 shares) the number of shares of Common Stock available for issuance under the 2005 Plan (subject to a proportionate adjustment for certain changes in the Company’s capitalization, such as a stock split.)

The Board of Directors believes that the approval of the amendment to the 2005 Stock Incentive Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal.

Description of the 2005 Plan

The following is a brief summary of the 2005 Plan. The following summary is qualified in its entirety by reference to the 2005 Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the 2005 Plan may be obtained from the Secretary of the Company.

Types of Awards

The 2005 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively, “Awards”). The maximum number of shares with respect to which Awards other than options and stock appreciation rights may be granted shall be 400,000.

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less the than 100% of the fair market value of the Common Stock on the date of grant. In addition, under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Without stockholder approval, an option may not be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option, nor may the Board cancel any outstanding option and grant in substitution therefore new Awards under the 2005 Plan covering shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option. Options may not be granted for a term in excess of five years. The 2005 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Restricted stock awards granted under the 2005 Plan may vest (1) solely on the basis of passage of time or (2) solely based on achievement of specified performance criteria. The Board may determine, at the time of grant, that a restricted stock award being made to an officer of the Company to vest solely upon achievement of specified performance criteria be designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each restricted stock award intended to so qualify for purposes of Section 162(m) of the Code will be based on criteria which may include one or more of the following measures: earnings per share, return on average assets, return on average equity, earnings, earnings growth, revenues, expenses, stock price, market share, return on sales, assets, equity or investment and total shareholder return.

Except as noted below, (a) restricted stock awards that vest solely on the basis of passage of time may vest no faster than ratably over three years and (b) restricted stock awards that provide for accelerated vesting based upon achievement of specified performance criteria may not vest earlier than the first anniversary of the date of grant. In addition, the Board of Directors may make exceptions to the vesting limitations described above in the event of the recipient’s death, a change in control of the Company or other extraordinary circumstances specified in the 2005 Plan.

Other Stock-Based Awards. Under the 2005 Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

Eligibility to Receive Awards

Employees and officers of the Company and its subsidiaries and of other business ventures in which the Company has a significant interest are eligible to be granted Awards under the 2005 Plan. Our directors are not eligible to be granted Awards under the 2005 Plan. Under present law, incentive stock options may be granted only to employees of the Company, its subsidiaries and any other entity the employees of which are eligible to receive incentive stock options under the Internal Revenue Code. The maximum number of shares with respect to which Awards may be granted to any participant under the 2005 Plan may not exceed 200,000 shares per calendar year.

Plan Benefits

As of December 1, 2005, the Company had approximately 900 employees and officers who would be eligible to receive Awards under the 2005 Plan, including the Company’s eight executive officers. The granting of Awards under the 2005 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. Since the adoption of the 2005 Stock Incentive Plan, the following persons and groups received options to purchase the number of shares listed: Current employees: 287,725. No other nominee for director and no associate of any of such directors, executive officers or nominees received any options under the 2005 Stock Incentive Plan. The following persons and groups have received options to purchase the number of shares listed under the Company’s previously existing 2002 Stock Incentive Plan: Mr. Cattini, the Company’s President and Chief Executive Officer – 225,000 shares; Mr. Cavalier, the Company’s Chairman – 175,000 shares; Mr. Hickey, the Company’s Chief Operating Officer – 45,000 shares; Mr. McDougall, the Company’s Vice President and Chief Financial Officer – 50,000; Mr. Moon, the Company’s Chief Technology Officer – 22,500 shares; all current executive officers as a group – 582,250 shares. No other nominee for director, and no associate of any of such directors, executive officers or nominees, received any options under the 2002 Stock Incentive Plan. No persons received options to purchase greater than 5% of the shares issued under this plan. Current employees of the Company, including executive officers, have received options to purchase an aggregate of 1,001,800 shares under the 2002 Stock Incentive Plan.

On December 20, 2005, the last reported sale price of the Company Common Stock on the Nasdaq National Market was $13.65.

Administration

The Board of Directors administers the 2005 Plan. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2005 Plan and to interpret the provisions of the 2005 Plan. Pursuant to the terms of the 2005 Plan, the Board of Directors may delegate authority under the 2005 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 2005 Plan, including the granting of options to executive officers. The Board has delegated to the Chief Executive Officer full authority to grant Awards to employees or officers of the Company or any of its present or future subsidiaries, with such Awards being granted under the terms that have been approved by the Board; provided, however, that the CEO is not authorized (i) to grant Awards to himself or any other executive officer, or (ii) to grant to any one person, in any one calendar year, Awards with respect to more than 200,000 shares of stock.

Subject to any applicable limitations contained in the 2005 Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed five years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

The Board of Directors is required to make appropriate adjustments in connection with the 2005 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2005 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (iii) any liquidation or dissolution of the Company.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2005 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination

No Award may be made under the 2005 Plan after December 23, 2014, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2005 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2005 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have taxable income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a stock appreciation right equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2005 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, whether the Award contains a deferral feature and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NO. 3—APPROVAL OF AMENDMENT TO 1993 DIRECTOR STOCK OPTION PLAN

The Board of Directors believes that the continued growth and profitability of the Company depends upon the ability of the Company to attract and retain highly qualified non-employee directors. The Company’s 1993 Director Stock Option Plan (as amended, the “Director Option Plan”) authorizes an annual option grant to purchase 20,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant and allows discretionary grants to eligible directors. On December 13, 2005, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Option Plan that increased from 497,500 to 647,500 the number of shares of Common Stock available for issuance under the Director Option Plan (subject to proportionate adjustment for certain changes in the Company’s capitalization, such as a stock split).

The Board of Directors recommends a vote “FOR” the approval

of the amendment to the Director Stock Option Plan.

The following is a brief summary of the 1993 Director Option Plan. The following summary is qualified in its entirety by reference to the Director Option Plan, a copy of which is attached as an appendix to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the Director Option Plan may be obtained from the Secretary of the Company.

Each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 20,000 shares of Common Stock of the Company at its then fair market value. Each option vests nine years and nine months after the date of grant, provided, however, that such option becomes exercisable one year after the date of grant if the director has during that year attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which the director then served. In May 2000, the Board of Directors amended the Director Option Plan to allow the Board to make discretionary option grants under the Plan to eligible directors on such terms as the Board may determine. The amendment to the Director Option Plan submitted to the stockholders for approval will increase the number of shares reserved for issuance under the Director Option Plan from 497,500 to 647,500 shares of Common Stock. As of October 31, 2005, options to purchase 293,750 shares of the Company’s Common Stock were outstanding under the Director Option Plan, options to purchase 148,132 shares had been exercised and 55,618 shares were available for grant under the Plan.

In the event an optionee ceases to serve as a director, each option granted under the Director Option Plan may be exercised by the optionee at any time within 12 months after the date of cessation of service to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option is exercisable after the expiration of ten years from the date of grant. Unless otherwise provided in the option agreement, an option granted under the Director Option Plan is nontransferable otherwise than by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by such optionee. The Director Option Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either

(i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days following the date of such notice.

The Director Option Plan is administered by the Company’s Board of Directors. The Board of Directors may, at any time, modify, terminate, or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, such approval must be obtained.

The following table sets forth the benefits that will be received in fiscal 2006 by the Named Executive Officers, individually and as a group, by non-executive directors as a group and by non-executive officer employees as a group under the Director Option Plan.

PLAN BENEFITS

Name and Position	Dollar Value ($) (1)	Number of Shares
Mark P. Cattini President & Chief Executive Officer	—	—
Michael J. Hickey Chief Operating Officer	—	—
George C. Moon Chief Technology Officer	—	—
John C. Cavalier Chairman	—	—
K. Wayne McDougall Vice President, Chief Financial Officer	—	—
Executive Group	—	—
Non-Executive Director Group	—	80,000	(2)
Non-Executive Officer Employee Group	—	—

(1)	Represents the difference between the purchase price of shares purchased in fiscal 2005 and the fair market value of the underlying shares of Common Stock on the date of purchase.
(2)	Consists of an option to purchase 20,000 shares that will be granted to Messrs. Massie and Schechter, Dr. Orebi Gann and Ms. Kahn on the date of the 2006 annual meeting.

Since the adoption of the Director Option Plan, Mr. Massie has received options to purchase an aggregate of 50,000 shares, Ms. Kahn has received options to purchase an aggregate of 83,750 shares, Mr. Schechter has received options to purchase an aggregate of 61,250 shares and Dr. Orebi Gann has received options to purchase an aggregate of 35,000 shares. No other current director, nominee for director or executive officer or any associate of any of the foregoing have received options under the Director Option Plan.

Federal Income Tax Consequences

The following summarizes the United States federal income tax consequences that generally will arise with respect to options granted under the Director Option Plan and to the sale of Common Stock acquired under the Director Option Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards are exempt from, or comply with, Section 409A of the Code relating to nonqualified deferred compensation.

Tax Consequences to Participants. A participant will not have income upon the grant of a stock option under the Director Option Plan. A participant will have compensation income upon the exercise of a stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that it will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NO. 4—RATIFICATION OF SELECTION OF REGISTERED INDEPENDENT

PUBLIC ACCOUNTANTS

The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand L.L.P.) has served as the Company’s registered independent public accountants since inception. Although stockholder approval of the Board of Directors’ selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Audit Fees

The following table summarizes the fees of PricewaterhouseCoopers LLP, our registered independent public accountants, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services.

Fee Category	2004	2005
Audit Fees (1)	$361,501	$617,000
Audit-Related Fees (2)	23,791	73,000
Tax Fees (3)	295,368	185,000
All Other Fees (4)	—	—

Total Fees	$680,660	$875,000

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, issuance of comfort letters, consents, assistance with review of documents filed with the SEC, the audit and testing of the Company’s internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to employee benefit audits, due diligence related to mergers and acquisitions, accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.
(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, claims for refunds and tax payment-planning services accounted for $43,675 of the total tax fees billed in 2005 and $192,728 of the total tax fees billed in 2004. Tax advice and planning services relate to assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities.
(4)	PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended September 30, 2004 or September 30, 2005 in connection with financial information systems design or implementation, the operation of the Company’s information system or the management of its local area network.

Pre-approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its registered independent public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee shall pre-approve specified types of audit and non-audit services that are expected to be provided to the Company by its independent registered independent public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accountants.

STOCKHOLDER PROPOSALS

Proposals of stockholders made in accordance with Rule 14a-8 of the Exchange Act and intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company at its principal office in Troy, New York no later than September 8, 2006 for inclusion in the proxy statement for that meeting. In addition, the Company’s By-Laws require that the Company be given advance notice of stockholder nominations for election to the Company’s Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company’s proxy statement in accordance with Rule 14a-8). The required notice must be made in writing, include the information required by Section 1.10 of the By-Laws, be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at the principal offices of the Company, and be received not less than 60 days nor more than 90 days prior to the 2007 Annual Meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination or other proposal shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure made, whichever occurs first. While the Company has not yet set the date of the 2007 Annual Meeting, assuming it was held on February 16, 2007 (the same day as this year’s meeting), notice of a stockholder proposal or director nomination would need to be made no earlier than November 18, 2006 and no later than December 18, 2006. Any stockholder proposal must also comply with the other applicable provisions of the Company’s Certificate of Incorporation and By-laws and the Exchange Act. No stockholder proposal is required to be considered unless it is presented in accordance with the foregoing requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, telecopy and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: MapInfo Corporation, One Global View, Troy, New York 12180, telephone number (518) 285-6000, Attention: Secretary. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

JASON W. JOSEPH

Secretary

January 6, 2006

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

ANNEX A

MAPINFO CORPORATION

2005 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2005 Stock Incentive Plan (the “Plan”) of MapInfo Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees and officers are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.	Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $.002 par value per share, of the Company (the “Common Stock”) equal to the sum of:

(1) 400,000 shares of Common Stock;

(2) any shares of Common Stock reserved for issuance under the Company’s 1993 Stock Incentive Plan, as amended (the “1993 Plan”), that remain available for issuance upon the adoption of this Plan by the Board;

(3) any shares of Common Stock reserved for issuance under the Company’s 2002 Stock Incentive Plan (the “2002 Plan”) that remain available for issuance upon the adoption of this Plan by the Board; and

(4) any shares of Common Stock subject to awards under the 1993 Plan or 2002 Plan which awards expire, terminate, or are otherwise surrendered, canceled or forfeited (subject, however, in the case of Incentive Stock Options (as hereinafter defined) to any limitations under the Code); provided, however, that the maximum number of shares of Common Stock reserved for issuance under the 1993 Plan that may be issued under this Plan shall be 700,000 and the maximum number of shares of Common Stock reserved for issuance under the 2002 Plan that may be issued under this Plan shall be 1,000,000. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 400,000.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of MapInfo Corporation, any of MapInfo Corporation’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 10(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below) at the time the Option is granted.

(d) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding Option and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

(e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of five years.

(f) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(h) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.	Stock Appreciation Rights.

(a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b) Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7.	Restricted Stock.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Limitations on Vesting.

(1) Restricted Stock Awards that vest based on the passage of time alone shall be zero percent vested prior to the first anniversary of the date of grant, no more than 33-1/3% vested prior to the second anniversary of the date of grant, and no more than 66-2/3% vested prior to the third anniversary of the date of grant. Restricted Stock Awards that vest upon the passage of time and provide for accelerated vesting based on performance shall not vest prior to the first anniversary of the date of grant. This subsection (b)(1) shall not apply to Awards granted pursuant to Section 10(i).

(2) Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

(c) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price.

(d) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(e) Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. The Board may also permit an exchange of unvested shares of Common Stock that have already been delivered to a Participant for an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify.

8.	Other Stock-Based Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

9.	Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a

Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. Except as otherwise provided in Section 7(b), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Conditions.

(1) This Section 10(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

(2) Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines, at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 10(i) is applicable to such Award.

(3) If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 10(i), then the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

(4) Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 10(i), the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

(5) The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the

Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and provided further that, without approval of the Company’s stockholders, no amendment may (i) increase the number of shares authorized under the Plan (other than pursuant to Section 10), (ii) materially increase the benefits provided under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) expand the types of Awards provided under the Plan or (v) make any other changes that require stockholder approval under the rules of the Nasdaq National Market, Inc. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

AMENDMENT NO. 1 TO THE 2005 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

The first sentence of Section 4(a) of the 2005 Stock Incentive Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $.002 par value per share, of the Company (the “Common Stock”) equal to the sum of:

(1)	750,000 shares of Common Stock;

Adopted by the Board of Directors on

December 13, 2005

ANNEX B

MapInfo Corporation

1993 Director Stock Option Plan

1.	Purpose

The purpose of this 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation (the “Company”) is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

2.	Administration

The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.	Participation in the Plan

Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.	Stock Subject to the Plan

(a) The maximum number of shares which may be issued under the Plan shall be 497,5001 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.

(b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

(c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the “Code”).

[1]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

5.	Terms, Conditions and Form of Options

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $20,000 divided by the option exercise price per share for each such option (the “Annual Option”).

(b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company’s Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company’s Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

(c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(d) Exercise Period. Each Annual Option shall become exercisable at the end of nine years and nine months after the date of grant, provided that such option shall become exercisable one year after the date of grant if the director has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which he then served. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

(e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6.	Assignments

The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

7.	Effective Date

The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

8.	Limitation of Rights

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

(b) No Stockholders’ Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9.	Changes in Common Stock

(a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

10.	Amendment of the Plan

The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

11.	Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

Adopted by the Board of Directors

on November 23, 1993

Approved by the stockholders

on December 8, 1993

AMENDMENT NO. 1 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $40,000 divided by the option exercise price per share for each stock option (the “Annual Option”).”

Adopted by the Board of Directors on

December 9, 1994

Approved by the stockholders

on January 20, 1995

AMENDMENT NO. 2 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 6,7502 shares of Common Stock (the “Annual Option”).”

Adopted by the Board of Directors on

December 19, 1995

Approved by the Stockholders on

February 2, 1996

[2]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the three-for-two stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 3 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 112,5003 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 11,2504 shares of Common Stock (the “Annual Option”).”

Adopted by the Board of Directors on

November 12, 1996

Approved by the Stockholders on

March 20, 1997

[3]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and three-for-two stock split in the form of a stock dividend effective 9/28/00.
[4]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and three-for-two stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 4 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Section 5(c) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

“(c) Options Non-Transferable. Except as otherwise provided in the option agreement evidencing the option grant, each option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him.”

Section 10 of the Plan is hereby amended and restated in its entirety to read as follows:

“10. Amendment of the Plan. The Board of Directors may at any time, and from time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval.”

Adopted by the Board of Directors on

December 9, 1996

AMENDMENT NO. 5 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Section 11 of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

“11. Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.”

Adopted by the Board of

Directors on February 11, 1998

AMENDMENT NO. 6 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 180,0005 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on

November 14, 1998

Approved by the Stockholders on

February 24, 1999

[5]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 7 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 247,5006 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on

November 23, 1999

Approved by the Stockholders on

March 7, 2000

[6]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 8 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation (the “Company”) to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in January 2000, the reference in the first sentence of Section 5(a) of the Plan to “5,000” shares is hereby amended to “7,500 shares,” and the following clause is hereby added to the end of Section 5(a) of the Plan: “, subject to adjustment as provided in Section 9 of the Plan.”

The following clause is hereby added to the end of the first sentence of Section 9(a) of the Plan: “and (iv) the number and kind of shares or other securities issuable pursuant to Section 5(a) of the Plan.”

Adopted by the Board of Directors on

February 25, 2000

Approved by the Stockholders on

March 7, 2000

AMENDMENT NO. 9 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Section 2 of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to read as follows:

“2. Administration: The Board of Directors shall supervise and administer the Plan. All questions of interpretation of the Plan or any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.”

Section 5(f) is hereby added to the, Plan, which shall read in its entirety as follows:

“(f) Other Grants. The Board of Directors may grant options under the Plan to eligible directors on such other terms and conditions as the Board may determine, which terms and conditions need not comply with clauses (a) – (f) of this Section 5.”

Adopted by the Board of Directors

On May 9, 2000

AMENDMENT NO. 10 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 347,5007 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation (the “Company”) to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in September 2000, the reference in the first sentence of Section 5(a) of the Plan to “7,500” shares is hereby amended to “11,250 shares,” and the following clause is hereby added to the end of Section 5(a) of the Plan: “, subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on

November 1, 2000

Approved by the Stockholders on

February 27, 2001

[7]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 11 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 15,000 shares of Common Stock (the “Annual Option”).”

Adopted by the Board of Directors on

April 25, 2003

AMENDMENT NO. 12 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 497,5008 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on

November 12, 2003

Approved by the Stockholders on

February 12, 2004

[8]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 13 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 20,000 shares of Common Stock (the “Annual Option”).”

Adopted by the Board of Directors on

February 17, 2005

AMENDMENT NO. 14 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 647,500 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on

December 13, 2005

PROXY

MAPINFO CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders – February 16, 2006

The undersigned, revoking all prior proxies, hereby appoint(s) Mark P. Cattini and K. Wayne McDougall, or either or any of them with full power of substitution, as proxies for the undersigned to act and vote at the 2006 Annual Meeting of Stockholders of MapInfo Corporation and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and in their discretion, upon any other matters which may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, AND 4.

RECEIVE 2007 MAPINFO CORPORATION PROXY MATERIALS VIA THE INTERNET!

Do you have access to the Internet? If so, consider receiving next year’s Annual Report and proxy materials in electronic rather than printed form. While voting via the internet, click the box to give your consent and thereby conserve natural resources, as well as significantly reduce printing and mailing costs. Accessing MapInfo Corporation’s Annual Report and proxy materials via the Internet may result in charges to you from your internet service provider and/or telephone companies.

If you do not consent to access MapInfo Corporation’s Annual Report and proxy materials via the Internet, you will continue to receive them in the mail.

[ SEE REVERSE ]		[ SEE REVERSE ]
[ SIDE ]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[ SIDE ]

Vote-by-Internet	Vote-by-Telephone

Log on to the Internet and go to http://www.eproxyvote.com/maps	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the internet or by telephone, please do not mail your card.

☒	Please mark

votes as in

this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 and 4.

			For	Against	Abstain
1. Election of Directors Nominees: (01) Mark P. Cattini, (02) John C. Cavalier, (03) Joni Kahn, (04) Thomas L. Massie, (05) Simon J. Orebi Gann and (06) Robert P. Schechter		2. Approval of an amendment to the Company’s 2005 Stock Incentive Plan, as set forth in the accompanying Proxy Statement	☐	☐	☐

For All Nominees ☐	Withheld From All Nominees ☐	3. Approval of an amendment to the Company’s 1993 Director Stock Option Plan, as set forth in the accompanying Proxy Statement	☐	☐	☐

☐ ________________________________________ For all nominees except as noted above		4. Ratification of appointment of registered public accounting firm for fiscal 2006	☐	☐	☐

		Mark Here For Address Changer ☐ and Note At Left	Mark Here If You Plan to Attend the Meeting		☐

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature:	Date:	Signature:	Date: